CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Frélii, Inc. (the “Company”), on Form 10-Q/A for the period ended September 30, 3018, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Ian Jenkins, Principal Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the period ended September 30, 3018, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Quarterly Report on Form 10-Q for the period ended September 30, 3018, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 7, 2018	By:	/s/ Ian Jenkins
Ian Jenkins
Principal Executive Officer Frélii, Inc.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Frélii, Inc. (the “Company”), on Form 10-Q/A for the period ended September 30, 3018, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Ian Jenkins, Principal Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the period ended September 30, 3018, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Quarterly Report on Form 10-Q for the period ended September 30, 3018, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 7, 2018	By:	/s/ Ian Jenkins
Ian Jenkins
Principal Financial Officer Frélii, Inc.